                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   SH CAPITAL PARTNERS, L.P.

           Item                               Information

Name:                          SH CAPITAL PARTNERS, L.P.

Address:                       950 Third Avenue, 17th Floor, New York, NY 10022

Designated Filer:              Stone House Capital Management, LLC

Date of Event Requiring        June 1, 2016
Statement (Month/Day/Year):

Issuer Name and Ticker or      A.M. CASTLE & CO. [CAS]
Trading Symbol:

Relationship of Reporting      10% Owner
Person(s) to Issuer:

If Amendment, Date Original    Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group      Form filed by More than One Reporting Person
Filing:

Signature:                     By:    Stone House Capital Management, LLC
                               Its:   General Partner

                               By:    /s/ Mark Cohen
                                      ----------------------------------
                               Name:  Mark Cohen
                               Title: Managing Member
                               Date:  June 3, 2016

2.   MARK COHEN

           Item                Information

Name:                          MARK COHEN

Address:                       950 Third Avenue, 17th Floor, New York, NY 10022

Designated Filer:              Stone House Capital Management, LLC

Date of Event Requiring        June 1, 2016
Statement (Month/Day/Year):

Issuer Name and Ticker or      A.M. CASTLE & CO. [CAS]
Trading Symbol:

Relationship of Reporting      10% Owner
Person(s) to Issuer:

If Amendment, Date Original    Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group      Form filed by More than One Reporting Person
Filing:

Signature:
                               /s/ Mark Cohen
                               -----------------------------------------
                               Date: June 3, 2016